UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2021

SONENDO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40988	20-5041718
( State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26061 Merit Circle, Suite 102

Laguna Hills, California, 92653

(Address of principal executive offices)

(949) 766-3636

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SONX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(d)

Effective as of December 6, 2021, the Board of Directors (the “Board”) of Sonendo, Inc., a Delaware corporation (the “Company”) increased the size of the Board from eight (8) directors to nine (9) directors and appointed Raj Pudipeddi as a new Class I member of the Board. Mr. Pudipeddi’s term of office as a Class I Director will expire at the Company’s 2022 annual meeting of stockholders or until his successor has been elected and qualified or his earlier death, resignation or removal. The Board has determined that Mr. Pudipeddi is an “independent director” as defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of the New York Stock Exchange, and is a “non-employee director” under Section 16 of the Exchange Act of 1934, as amended.

Mr. Pudipeddi currently serves as Chief Product and Marketing Officer, Senior Vice President and Managing Director, Asia Pacific for Align Technology, Inc., a leading global medical device company and manufacturer of the Invisalign® system. Mr. Pudipeddi joined Align Technology, Inc. in February 2019 as Senior Vice President and Chief Marketing Officer. From February 2017 to May 2018, Mr. Pudipeddi was the Director, Consumer Business and Chief Marketing Officer at Bharti Airtel, an Indian telecom services provider. Prior to Bharti Airtel, Mr. Pudipeddi spent about 22 years at Procter & Gamble, where he served in a number of leadership roles across businesses in the North American, Asia Pacific and Latin American regions, including as Vice President, North America, Oral Care.

Mr. Pudipeddi will be compensated in a manner consistent with the Company’s other non-employee directors, as described under the heading “Post-IPO Director Compensation Program” in the Company’s final prospectus filed with the SEC on November 1, 2021.

There are no arrangements or understandings between Mr. Pudipeddi and any other persons pursuant to which he was appointed as a director. Furthermore, there are no transactions in which Mr. Pudipeddi has an interest that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On December 7, 2021, the Company issued a press release announcing the appointment of Mr. Pudipeddi. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONENDO, INC.

Date: December 7, 2021	By:	/s/ Bjarne Bergheim
Bjarne Bergheim
President and Chief Executive Officer